UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Stockholders.

Montgomery Street
Income Securities, Inc. (MTS)

Semiannual Report to Stockholders
June 30, 2009 (Unaudited)

Portfolio Manager Review

Montgomery Street Income Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of 6.69% for the six-month period ended June 30, 2009. The total return of the Fund, based on the market price of its New York Stock Exchange-traded shares, was 6.16% for the same period1. The Fund’s NAV total return outperformed the Barclays Capital U.S. Aggregate Bond Index2, the Fund’s benchmark, which posted a total return of 1.90% for the six-month period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

The unprecedented tide of economic and market uncertainty that came about with the September 2008 failure of Lehman Brothers ebbed during the first half of 2009. Early indications of positive economic momentum, continued Federal Reserve Bank liquidity injections and the U.S. Treasury Department’s optimistic assessment of the banking system restored confidence in financial markets and offered the hope of a turn in the deep global recession. With a significant portion of market participants positioned defensively at 2008 year end, improved investor sentiment and market conditions led to a surge in demand that pushed credit spreads/risk premiums across most fixed income assets significantly tighter. Despite this reversal in market trend Hartford Investment Management Company (“HIMCO” or the “Adviser”), the Fund’s investment adviser, believes the economy faces stiff headwinds in the quarters to come.

Personal consumption has long been the driver of U.S. economic growth. The negative wealth effect of declining stock portfolios and home values, combined with less attractive and less available consumer credit, had real personal consumption expenditures for the second quarter declining by 2% year over year. Industrial production recorded a 13.4% year-over-year decline in the second quarter, a number not seen since World War II. The U.S. economy utilized less of its capacity to produce than it had since the U.S. Federal Reserve started tracking this statistic in 1967.

Still, there were signs that perhaps the rate of economic decline was slowing. Purchasing manager surveys for the manufacturing and service industries, solid leading indicators of business activity, turned and even exceeded levels that were associated with past recessions. Auto sales stabilized, albeit at low levels. Home prices declined at a moderated pace and, according to the Case Schiller Index3, rose slightly on a monthly basis in a handful of metropolitan areas. The Chicago Federal National Activity Index, a broad measure of economic activity, indicated modest improvement from the very low levels experienced between November and March, although readings at the end of June were still at levels consistent with a recession. The reduction in non-farm payrolls averaged 436,000 in the second quarter after averaging 691,000 in the first4.

Despite mixed signals from the economy, credit spreads were decidedly better through the first half of 2009. Year to date through June, investment grade credit outperformed duration-matched U.S. Treasuries by 13.14%. The Fund was positioned with an overweight to investment grade credit at year end. At that time, risk premiums were indicative of an environment far more draconian than HIMCO’s expectations. Additional positions in investment grade industrials were initiated throughout the first half of 2009, moving the June 30, 2009 allocation to 35.75% of the Fund’s net assets. A majority of the Fund’s 4.79% in 2009 first half benchmark outperformance can be attributed to the overweight in investment grade credit, which contributed 310 basis points. Similarly, an underweight to U.S. Treasuries in favor of issues trading with inherent credit risk contributed 70 basis points of outperformance.

Throughout the first half of 2009 the Fund also maintained a modest emerging market allocation and an out-of-benchmark position in high yield/non-investment grade corporate bonds. Measured by index returns against duration-matched Treasuries, both of these asset classes produced historic excess returns of 22.3% and 32.9%, respectively. The Fund’s positions in these sectors (June 30th allocations of 5.64% and 0.11% in high yield and emerging markets, respectively) led to 51 basis points in relative outperformance.

1   Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period.
2   The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, consisting of government securities and corporate securities, mortgage pass through securities, and asset-backed securities with average maturities of one year or more. The Index does not include exposure to high yield or non-dollar securities or cash. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index was formerly known as the Lehman Brothers Aggregate Bond Index.
3   The Case Schiller Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.
4   U.S. Department of Labor Bureau of Labor Statistics.

Montgomery Street Income Securities, Inc. | 1

 Sector Distribution (Unaudited)

*	Mortgage backed securities.

As of June 30, 2009.

Sector distribution is subject to change.

Percentages are based on total value of the investment portfolio, excluding securities lending collateral.

2 | Montgomery Street Income Securities, Inc

Given the state of commercial real estate amidst massive deleveraging and severe recessionary conditions, the Fund maintained a near zero weighting to the commercial mortgage-backed sector. Government liquidity programs, including the Public — Private Investment Plan and the Term Asset Backed Liquidity Facility, added significant buoyancy to this sector’s quarterly results. In the year’s first half, the Barclay’s Capital Commercial Mortgage-Backed Securities (“CMBS”) Index posted 12.8% in excess return against duration matched Treasuries, and the Fund’s underweight to the sector cost the Fund approximately 20 basis points in total return relative to the benchmark.

The value and related income of below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, and corporate bonds is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility of market prices and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

Duration and yield curve positioning were tactical throughout the first half. Given the economic headwinds and benign inflationary environment, a significant rise in interest rates was not anticipated by HIMCO. Instead, volatility stemming from supply shocks was expected to move rates within a range. Rates moved higher than initially forecast, but a disciplined approach managed to produce 4 basis points of positive performance.

 US Treasury Bond Yield Curve (Unaudited)

Source: Bloomberg

Performance is historical and does not guarantee future results.

Despite the remarkable contraction in risk premiums, the remainder of 2009 will likely see the Fund continue to overweight debt issues that compensate investors for assuming credit risk. HIMCO believes mixed corporate earnings results and tepid Gross Domestic Product (“GDP”) growth will likely continue to illustrate the challenges the U.S. economy will experience as it heads to recovery. Volatility in all markets is likely to periodically rise as news and developing concerns overwhelm the recent market euphoria. The Fund will look to add incremental credit risk as these opportunities arise.

Montgomery Street Income Securities, Inc. | 3

 Quality Distribution (Unaudited)

*	Government includes U.S. Treasury, U.S. Agency and cash.

As of June 30, 2009.

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio, excluding securities lending collateral.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

The views expressed in this report reflect those of the investment adviser, Hartford Investment Management Company, only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Investment in the Fund involves risk. The Fund invests in individual bonds whose yields and value fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed.

NOT FDIC/NCUA INSURED.  NO BANK GUARANTEE.  MAY LOSE VALUE.  NOT A DEPOSIT.
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4 | Montgomery Street Income Securities, Inc

Other Information

Dividends Paid

The Fund paid dividends of $0.21 per share on April 30, 2009 and July 31, 2009.

Market Price and Net Asset Value

The Fund’s market price stood at $14.45 as of June 30, 2009, compared with $13.82 as of December 31, 2008. The Fund’s shares traded at a 9.1% discount to NAV of $15.90 at June 30, 2009. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times and on The Wall Street Journal website at www.wsj.com. The Fund’s market price and NAV are available daily on its website at www.montgomerystreetincome.com and published weekly in Barron’s.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described beginning on page 26 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income earned for the second preceding calendar quarter. There were 12,000 shares repurchased during each of the first two quarters of 2009. Up to 9,000 shares may be repurchased during the third quarter of 2009.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete portfolio holdings listing is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2009 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete portfolio holdings listing for the first and third quarters may view the Fund’s Form N-Q, as described above in the “Investment Portfolio” section of this report.

Additional Information

The Fund participates in securities lending, which involves certain risks. For further discussion of these risks and for developments in the Fund’s securities lending program during the six months ended June 30, 2009, please see “Securities Loaned” beginning on page 21 in the notes to the financial statements.

Montgomery Street Income Securities, Inc. | 5

Investment Objectives and Policies

Investment Objectives

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), investing and reinvesting its assets in a portfolio of selected securities. The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your Fund is guided by the principal investment policies summarized below. For a more complete description of the Fund’s investment policies, please see the Fund’s Form N-2 Registration Statement dated April 29, 1992 and subsequent annual reports to stockholders.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities), including U.S. dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the “30% basket”) may be invested in other U.S. or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an “industry” for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investments in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% — and be as to any one borrower more than 5% — of the Fund’s total assets.

The Fund may lend its portfolio securities to the extent permitted under the 1940 Act.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund’s assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less and that, at the time of purchase, the Fund’s obligations under such contracts do not exceed either the value of portfolio securities denominated in the foreign currency or 15% of the Fund’s total assets.

The Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund’s obligations under such instruments may not exceed the value of the Fund’s assets not subject to the 30% basket.

It is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

1   The Fund will provide stockholders with at least 60 days’ notice prior to making any changes to this 80% investment policy.

6 | Montgomery Street Income Securities, Inc

Investment Portfolio	as of June 30, 2009 (Unaudited)

	Principal
	Amount ($)	Value ($)

Corporate Bonds 40.6%

Consumer Discretionary 3.2%
Charter Communications Operating LLC, 8.00%, 04/30/12 (a) (j)	250,000	$240,625
Comcast Cable Holdings LLC, 10.13%, 04/15/22	1,291,000	1,491,894
Comcast Corp., 6.30%, 11/15/17	152,000	160,872
COX Communications Inc., 6.25%, 06/01/18 (a) (j)	263,000	259,983
COX Communications Inc., 8.38%, 03/01/39 (a) (j)	220,000	245,296
CSC Holdings Inc., 7.63%, 04/01/11	240,000	237,600
CSC Holdings Inc., 8.50%, 04/15/14 (a) (c) (j)	160,000	158,600
Desarrolladora Homex SAB de CV, 7.50%, 09/28/15	111,000	95,460
DirecTV Holdings LLC, 7.63%, 05/15/16	245,000	238,263
ERAC USA Finance Co., 5.90%, 11/15/15 (a) (j)	429,000	393,097
Mediacom LLC / Mediacom Capital Corp., 7.88%, 02/15/11 (c)	650,000	633,750
President and Fellows of Harvard College, 6.00%, 01/15/19 (a) (j)	244,000	266,170
Rogers Cable Inc., 8.75%, 05/01/32	110,000	132,868
Time Warner Cable Inc., 8.25%, 04/01/19	590,000	669,424

		5,223,902
Consumer Staples 3.2%
Altria Group Inc., 10.20%, 02/06/39	595,000	703,032
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19 (a) (j)	725,000	792,901
Anheuser-Busch InBev Worldwide Inc., 8.20%, 01/15/39 (a) (j)	212,000	236,099
Archer-Daniels-Midland Co., 5.38%, 09/15/35	400,000	379,270
Coca-Cola Enterprises Inc., 8.50%, 02/01/22	500,000	649,753
CVS Caremark Corp., 6.30%, 06/01/37 (callable at 100 beginning 06/01/12) (e)	623,000	461,020
CVS Pass-Through Trust, 8.35%, 07/10/31 (a) (j)	760,000	783,527
General Mills Inc., 5.70%, 02/15/17	680,000	715,805
General Mills Inc., 5.65%, 02/15/19	38,000	39,716
SUPERVALU Inc., 7.50%, 11/15/14	320,000	307,200
Wal-Mart Stores Inc., 5.25%, 09/01/35	250,000	238,371

		5,306,694
Energy 5.0%
Anadarko Petroleum Corp., 6.95%, 06/15/19	239,000	241,199
Anadarko Petroleum Corp., 6.45%, 09/15/36	825,000	741,606
Chesapeake Energy Corp., 7.63%, 07/15/13	350,000	332,500
ConocoPhillips, 6.50%, 02/01/39	658,000	700,397
Drummond Co. Inc., 7.38%, 02/15/16 (a) (j)	190,000	138,700
EnCana Corp., 6.50%, 05/15/19	81,000	86,832
Enterprise Products Operating LLC, 6.50%, 01/31/19	245,000	248,994
Florida Power Corp., 5.80%, 09/15/17	195,000	210,516
Husky Energy Inc., 7.25%, 12/15/19	230,000	251,292
Inergy LP/Inergy Finance Corp., 8.25%, 03/01/16	450,000	428,625
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	260,000	237,435
Marathon Oil Corp., 6.50%, 02/15/14	212,000	226,639
Nabors Industries Ltd., 9.25%, 01/15/19 (a) (j)	405,000	466,956
ONEOK Partners LP, 6.65%, 10/01/36	542,000	499,729
Shell International Finance BV, 6.38%, 12/18/38	390,000	424,797
Spectra Energy Capital LLC, 5.90%, 09/15/13	490,000	496,923
StatoilHydro ASA, 5.25%, 04/15/19	750,000	771,841
TransCanada Pipelines Ltd., 7.25%, 08/15/38	384,000	436,690
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	256,575

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 7

	Principal
	Amount ($)	Value ($)

Valero Energy Corp., 9.38%, 03/15/19	289,000	329,175
Valero Energy Corp., 6.23%, 06/15/37	845,000	720,886

		8,248,307
Financials 6.4%
American General Institutional Capital A, 7.57%, 12/01/45 (a) (j)	250,000	109,520
Bank of America Corp., 5.65%, 05/01/18	365,000	322,525
Citigroup Capital XXI, 8.30%, 12/21/57 (callable at 100 beginning 12/21/37) (e)	451,000	351,701
Comerica Capital Trust II, 6.58%, 02/20/37 (callable at 100 beginning 02/20/32) (e)	1,053,000	621,270
General Electric Capital Corp., 5.63%, 05/01/18	295,000	279,006
Goldman Sachs Capital II, 5.79% (callable at 100 on 06/01/12) (d)	832,000	507,062
HSBC Bank USA, 5.63%, 08/15/35	315,000	281,594
HSBC Holdings Plc, 6.50%, 05/02/36	500,000	488,267
Icahn Enterprises LP, 7.13%, 02/15/13	220,000	198,550
ILFC E-Capital Trust II, 6.25%, 12/21/65 (callable at 100 beginning 12/21/15) (a) (e) (j)	3,280,000	1,213,600
International Lease Finance Corp., 6.38%, 03/25/13	366,000	278,458
JPMorgan Chase & Co., 7.90%, (callable at 100 beginning 04/30/18) (b) (d)	467,000	408,672
JPMorgan Chase Capital XV, 5.88%, 03/15/35	205,000	164,000
Lincoln National Corp., 6.05%, 04/20/67 (callable at 100 beginning 04/20/17) (e)	115,000	73,025
Lloyds Banking Group Plc, 5.92% (callable at 100 on 10/01/15) (a) (b) (d) (j)	600,000	210,000
Mellon Capital IV, 6.24% (callable at 100 beginning 06/20/12) (d)	570,000	381,900
Northgroup Preferred Capital Corp., 6.38% (callable at 100 beginning 10/15/17) (a) (b) (d) (i)	515,000	386,332
PNC Preferred Funding Trust I, 6.11% (callable at 100 beginning 03/15/12) (a) (b) (d) (j)	1,200,000	623,448
Progressive Corp., 6.70%, 06/15/37 (callable at 100 beginning 06/15/17) (e)	166,000	117,048
Prudential Financial Inc., 8.88%, 06/15/38 (callable at 100 beginning 06/15/18) (e)	426,000	353,580
State Street Capital Trust IV, 2.32%, 06/15/37 (b)	670,000	386,098
UBS Preferred Funding Trust I, 8.62% (callable at 100 beginning 10/01/10) (b) (d)	1,030,000	733,468
UniCredito Italiano Capital Trust II, 9.20% (callable at 100 beginning 10/15/10) (a) (b) (d) (j)	320,000	206,078
Unilever Capital Corp., 4.80%, 02/15/19	400,000	403,939
USB Capital IX, 6.19% (callable at 100 beginning 04/15/11) (b) (d)	700,000	472,500
USB Realty Corp., 6.09% (callable at 100 beginning 01/15/12) (a) (b) (d) (j)	700,000	406,000
Wells Fargo Capital XIII, 7.70% (callable at 100 beginning 03/26/13) (b) (d)	214,000	177,620
ZFS Finance USA Trust I, 6.50%, 05/09/37 (callable at 100 beginning 05/09/17) (a) (e) (j)	582,000	419,040

		10,574,301
Health Care 3.4%
Abbott Laboratories, 5.13%, 04/01/19	369,000	379,933
Amgen Inc., 6.40%, 02/01/39	176,000	187,204
Becton Dickinson & Co., 5.00%, 05/15/19	440,000	449,596
Cigna Corp., 6.15%, 11/15/36	184,000	131,745
Eli Lilly & Co., 5.95%, 11/15/37	155,000	162,566
Express Scripts Inc., 7.25%, 06/15/19	320,000	352,878
GlaxoSmithKline Capital Inc., 5.65%, 05/15/18	700,000	741,443
HCA Inc., 9.25%, 11/15/16	330,000	325,050
Merck & Co. Inc., 5.85%, 06/30/39	585,000	600,948
Pfizer Inc., 6.00%, 03/15/19	390,000	426,513
Pfizer Inc., 7.00%, 03/15/39	405,000	480,901
Roche Holdings Inc., 6.00%, 03/01/19 (a) (j)	116,000	123,690
Roche Holdings Inc., 7.00%, 03/01/39 (a) (j)	191,000	221,432
Wyeth, 6.50%, 02/01/34	400,000	442,007
Wyeth, 5.95%, 04/01/37	470,000	486,228

		5,512,134

The accompanying notes are an integral part of the financial statements.

8 | Montgomery Street Income Securities, Inc

	Principal
	Amount ($)	Value ($)

Industrials 1.8%
Allied Waste Industries Inc., 7.25%, 03/15/15	545,000	553,175
BAE Systems Holdings Inc., 6.38%, 06/01/19 (a) (j)	369,000	377,263
Canadian Pacific Railway Co., 7.25%, 05/15/19	148,000	153,559
Canadian Pacific Railway Co., 5.95%, 05/15/37	240,000	196,442
Honeywell International Inc., 5.70%, 03/15/36	250,000	255,871
L-3 Communications Corp., 5.88%, 01/15/15	250,000	221,875
Tyco International Group SA, 8.50%, 01/15/19	606,000	671,921
United Technologies Corp., 6.13%, 02/01/19	491,000	543,433

		2,973,539
Information Technology 1.5%
Cisco Systems Inc., 5.90%, 02/15/39	750,000	738,596
International Business Machines Corp., 8.38%, 11/01/19	250,000	308,897
Nokia Corp., 5.38%, 05/15/19	144,000	145,690
Nokia Corp., 6.63%, 05/15/39	132,000	139,383
Oracle Corp., 6.50%, 04/15/38	194,000	206,638
Seagate Technology Inc., 10.00% 05/01/14 (a) (c) (j)	385,000	397,031
TCI Communications Inc., 8.75%, 08/01/15	35,000	39,890
Tyco Electronics Group SA, 6.55%, 10/01/17	262,000	237,877
Xerox Corp., 8.25%, 05/15/14	241,000	250,607

		2,464,609
Materials 3.4%
Anglo American Capital Plc, 9.38%, 04/08/14 (a) (j)	643,000	698,459
Anglo American Capital Plc, 9.38%, 04/08/19 (a) (j)	214,000	231,120
ArcelorMittal, 9.00%, 02/15/15 (c)	830,000	875,163
Barrick Gold Corp., 6.95%, 04/01/19	130,000	145,601
CRH America Inc., 8.13%, 07/15/18	180,000	173,287
Dow Chemical Co., 8.55%, 05/15/19	1,130,000	1,132,011
Georgia-Pacific LLC, 8.25%, 05/01/16 (a) (j)	470,000	455,900
Newmont Mining Corp., 5.88%, 04/01/35	395,000	368,835
Pliant Corp., 11.63%, 06/15/09 (f)	5	3
Rio Tinto Alcan Inc., 6.13%, 12/15/33	175,000	138,292
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	635,000	638,980
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	222,301
Yara International ASA, 7.88%, 06/11/19 (a) (j)	560,000	583,584

		5,663,536
Telecommunication Services 5.8%
AT&T Inc., 6.15%, 09/15/34	500,000	474,662
AT&T Inc., 6.55%, 02/15/39	230,000	229,591
AT&T Wireless Services Inc., 8.75%, 03/01/31	750,000	914,108
Cricket Communications Inc., 9.38%, 11/01/14	230,000	226,550
Frontier Communications Corp., 8.25%, 05/01/14	170,000	160,649
Frontier Communications Corp., 9.00%, 08/15/31	400,000	330,000
Intelsat Jackson Holdings Ltd., 9.25%, 06/15/16 (i)	255,000	225,675
MetroPCS Wireless Inc., 9.25%, 11/01/14	230,000	228,563
Qwest Communications International Inc., 7.50%, 02/15/14	800,000	730,000
Rogers Communications Inc., 7.50%, 03/15/15	679,000	738,613
Telecom Italia Capital SA, 4.00%, 01/15/10	360,000	361,726
Telecom Italia Capital SA, 5.25%, 11/15/13	330,000	323,594
Telecom Italia Capital SA, 4.95%, 09/30/14	365,000	349,421
Telecom Italia Capital SA, 7.18%, 06/18/19 (c)	400,000	405,478
Telecom Italia Capital SA, 7.72%, 06/04/38	427,000	434,833

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 9

	Principal
	Amount ($)	Value ($)

Verizon New Jersey Inc., 5.88%, 01/17/12	542,000	568,162
Verizon Wireless Capital LLC, 8.50%, 11/15/18 (a) (j)	538,000	642,960
Vodafone Group Plc, 5.45%, 06/10/19	385,000	378,590
Vodafone Group Plc, 6.15%, 02/27/37	1,268,000	1,247,523
Windstream Corp., 8.63%, 08/01/16	670,000	641,524

		9,612,222
Utilities 6.9%
Alabama Power Co., 6.00%, 03/01/39	256,000	270,209
CenterPoint Energy Resources Corp., 6.63%, 11/01/37	120,000	95,878
Commonwealth Edison Co., 5.80%, 03/15/18	915,000	929,196
Consumers Energy Co., 6.70%, 09/15/19	540,000	587,744
DTE Energy Co., 7.63%, 05/15/14	267,000	278,657
Duke Energy Carolinas LLC, 7.00%, 11/15/18	158,000	184,192
Duke Energy Indiana Inc. (insured by MBIA Insurance Corp.), 8.85%, 01/15/22	1,225,000	1,526,743
Duke Energy Indiana Inc., 6.35%, 08/15/38 (c)	237,000	260,075
Electricite de France SA, 6.95%, 01/26/39 (a) (j)	425,000	477,152
Northern States Power Co., 6.25%, 06/01/36	400,000	438,083
NRG Energy Inc., 7.25%, 02/01/14	210,000	203,700
NRG Energy Inc., 7.38%, 01/15/17	125,000	117,813
Pacific Gas & Electric Co., 8.25%, 10/15/18	459,000	560,131
PSEG Power LLC, 5.00%, 04/01/14	915,000	922,294
Public Service Co. of Colorado, 6.50%, 08/01/38	471,000	534,211
Puget Sound Energy Inc. (insured by MBIA Insurance Corp.), 7.02%, 12/01/27	1,000,000	1,005,803
Sempra Energy, 6.50%, 06/01/16	448,000	467,642
Sempra Energy, 9.80%, 02/15/19	377,000	456,653
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (a) (i)	2,000,000	1,976,724

		11,292,900

Total Corporate Bonds (Cost $71,207,333)		66,872,144

Non-U.S. Government Agency Asset Backed Securities 7.1%
Ahold Lease Pass Through Trust, (2001, A, A2) 8.62%, 01/02/25	444,249	397,603
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5) 4.80%, 09/25/35 (b) (i)	1,065,000	585,079
Bayview Commercial Asset Trust, Interest Only (2007, 4A, IO), 1.44%, 09/25/37 (a) (h) (i)	6,599,288	526,624
Bayview Commercial Asset Trust REMIC, Interest Only (2007, 2A, IO), 1.30%, 07/25/37 (a) (b) (h) (i)	6,302,546	473,951
Bayview Financial Acquisition Trust REMIC, (2007, A, M3) 2.17%, 05/28/37 (b) (i)	800,000	29,585
Capital Auto Receivables Asset Trust, (2006, SN1A, C) 5.77%, 05/20/10 (a) (j)	150,000	149,669
Capital Auto Receivables Asset Trust, (2006, SN1A, D) 6.15%, 04/20/11 (a) (j)	200,000	198,741
CBA Commercial Small Balance Commercial Mortgage Trust REMIC, (2006, 2A, X1) 2.03%, 01/25/39 (a) (b) (h) (i)	7,950,464	636,037
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2) 6.75%, 08/25/34 (i)	557,653	493,523
Citigroup Mortgage Loan Trust Inc. REMIC, (2007, WFH1, M11) 3.02%, 01/25/37 (a) (b) (i)	225,000	1,000
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4) 5.50%, 08/25/34 (i)	258,337	218,531

The accompanying notes are an integral part of the financial statements.

10 | Montgomery Street Income Securities, Inc

	Principal
	Amount ($)	Value ($)

Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A1) 6.00%, 02/25/35 (i)	183,608	144,096
Countrywide Alternative Loan Trust REMIC, (2005, 28CB, 3A5) 6.00%, 08/25/35 (i)	534,664	457,388
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A) 0.79%, 05/25/36 (a) (b) (j)	134,824	58,754
Ford Credit Auto Owner Trust, (2006, C, D) 6.89%, 05/15/13 (a) (j)	1,060,000	703,868
GE Business Loan Trust REMIC, (2006, 1A, D) 1.56%, 05/15/34 (a) (b) (h) (j)	414,175	62,126
GE Business Loan Trust REMIC, Interest Only (2006, 1A, IO), 0.60%, 05/15/10 (a) (b) (h) (i)	21,671,568	46,811
GMAC Mortgage Corp. Loan Trust REMIC (insured by Financial Guaranty Insurance Co.), (2006, HE3, A2) 5.75%, 10/25/36 (b) (i)	560,932	347,602
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, ONW) 1.71%, 11/05/21 (a) (b) (f) (h) (i)	199,001	995
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, PNW) 1.91%, 11/05/21 (a) (b) (f) (h) (i)	189,051	945
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2) 5.62%, 09/25/36 (a) (b) (j)	255,000	207,302
Marlin Leasing Receivables LLC, (2006, 1A, A4) 5.33%, 09/16/13 (a) (j)	562,609	560,810
Nationstar NIM Trust, (2007, A, A) 9.97%, 03/25/37 (a) (h) (i)	22,008	440
Option One Mortgage Loan Trust REMIC, (2007, FXD2, M6) 6.99%, 03/25/37 (b)	500,000	20,683
Option One Mortgage Loan Trust REMIC, (2007, FXD2, M7) 6.99%, 03/25/37 (b)	475,000	15,081
Option One Mortgage Loan Trust REMIC, (2007, FXD2, M8) 6.99%, 03/25/37 (b)	725,000	38,932
Residential Asset Securitization Trust REMIC,(2005, A1, A3) 5.50%, 04/25/35 (i)	2,500,000	1,925,925
Systems 2001 Asset Trust LLC, (2001, CL, B) 7.16%, 12/15/11 (a) (i)	191,658	191,964
Washington Mutual Commercial Mortgage Securities Trust REMIC, (2007, SL3, AJ) 6.31%, 03/23/45 (a) (b) (i)	890,000	218,676
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3) 5.10%, 12/25/35 (b) (i)	1,320,000	774,233
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3) 5.00%, 03/25/21 (i)	1,445,200	1,307,454
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, AR8, 2A3) 5.24%, 04/25/36 (b) (i)	1,195,754	876,858

Total Non-U.S. Government Agency Asset-Backed Securities (Cost $19,333,613)		11,671,286

Government and Agency Obligations 46.9%

Government Securities 25.1%
Sovereign 0.0%
Argentina Government International Bond, 7.00%, 10/03/15 (h)	165,000	79,480

U.S. Treasury Securities 25.1%
U.S. Treasury Note, 1.50%, 10/31/10 (c)	10,460,000	10,576,043
U.S. Treasury Note, 0.88%, 05/31/11 (c)	13,690,000	13,640,853

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 11

	Principal
	Amount ($)	Value ($)

U.S. Treasury Note, 2.25%, 05/31/14 (c)	16,465,000	16,243,710
U.S. Treasury Note, 3.13%, 05/15/19 (c)	1,044,000	1,009,747

		41,470,353

U.S. Government Agency Mortgage-Backed Securities 21.8%
Federal Farm Credit Bank 0.1%
Farm Credit Bank, 7.56% (callable at 100 beginning 12/15/13) (b) (d)	170,000	110,389

Federal Home Loan Mortgage Corp. 6.8%
Federal Home Loan Mortgage Corp., 6.50%, 02/01/38	1,442,960	1,535,122
Federal Home Loan Mortgage Corp., 6.00%, 06/01/38	1,634,710	1,707,957
Federal Home Loan Mortgage Corp. REMIC, 5.50%, 12/15/16	366,075	387,172
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 05/15/23	70,698	70,702
Federal Home Loan Mortgage Corp. REMIC, 5.50%, 07/15/27	267,002	271,075
Federal Home Loan Mortgage Corp. REMIC, 6.00%, 05/15/30	790,000	813,930
Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/32	1,375,000	1,406,830
Federal Home Loan Mortgage Corp. REMIC, 4.50%, 07/15/32	410,000	420,961
Federal Home Loan Mortgage Corp. REMIC, 6.00%, 09/15/32	1,202,458	1,231,570
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 12/15/32	895,000	925,152
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 10/15/33	1,175,000	1,207,548
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 08/15/34	1,245,000	1,280,240

		11,258,259
Federal National Mortgage Association 14.5%
Federal National Mortgage Association, 6.50%, 05/01/17	150,335	159,338
Federal National Mortgage Association, 6.00%, 01/01/23	503,327	528,106
Federal National Mortgage Association, 4.50%, 10/01/23	524,269	531,843
Federal National Mortgage Association, 5.50%, 05/01/25	1,526,401	1,590,743
Federal National Mortgage Association, 7.00%, 03/01/31	3,416,726	3,810,408
Federal National Mortgage Association, 5.00%, 08/01/33	1,673,477	1,712,111
Federal National Mortgage Association, 5.50%, 12/01/33	3,101,059	3,217,803
Federal National Mortgage Association, 7.00%, 10/01/35	2,187,744	2,383,313
Federal National Mortgage Association, 6.50%, 04/01/37	3,721,513	3,968,717
Federal National Mortgage Association, 6.00%, 07/01/37	1,648,964	1,725,776
Federal National Mortgage Association, 7.00%, 09/01/38	1,266,362	1,375,667
Federal National Mortgage Association REMIC, 5.50%, 03/25/17	508,459	538,483
Federal National Mortgage Association REMIC, 5.00%, 08/25/33	295,000	304,164
Federal National Mortgage Association REMIC, 5.00%, 12/25/33	1,060,000	1,100,078
Federal National Mortgage Association REMIC, 5.00%, 06/25/34	439,027	441,497
Federal National Mortgage Association REMIC, 6.00%, 08/25/44	454,694	480,768

		23,868,815
Government National Mortgage Association 0.4%
Government National Mortgage Association, 6.50%, 08/20/34	640,480	680,293

Total Government and Agency Obligations (Cost $75,524,855)		77,467,589

The accompanying notes are an integral part of the financial statements.

12 | Montgomery Street Income Securities, Inc

	Shares/Principal
	Amount ($)	Value ($)

Preferred Stocks 0.0%

Financials 0.0%
Federal Home Loan Mortgage Corp., 8.38%, Series Z (callable at 25 on 12/31/12) (d)	21,034	25,661

Total Preferred Stocks (Cost $527,316)		25,661

Short Term Investments 15.7%

Commercial Paper 3.2%
Campbell Soup Co., 0.18%, 07/28/09 (a) (j)	600,000	599,925
Coca-Cola Co., 0.20%, 08/17/09 (a) (j)	1,000,000	999,739
General Dynamics Corp., 0.21%, 07/01/09 (a) (j)	570,000	570,000
PepsiCo Inc., 0.18%, 07/06/09 (a) (j)	426,000	425,989
PepsiCo Inc., 0.17%, 07/14/09 (a) (j)	273,000	272,983
Pfizer Inc., 0.15%, 07/22/09 (a) (j)	795,000	794,930
Procter & Gamble Co., 0.17%, 07/08/09 (a) (j)	769,000	768,975
Procter & Gamble Co., 0.17%, 07/09/09 (a) (j)	443,000	442,983
Province of British of Columbia, 0.20%, 07/15/09	484,000	483,962

		5,359,486
Securities Lending Collateral 10.9%
BNY Mellon Securities Lending Overnight Fund, 0.41%	6,656,401	6,656,401
BNY Mellon SL DBT II Liquidating Fund, 0.81%	11,549,993	11,300,513
Mellon GSL Reinvestment Trust II (f) (h) (i)	354,680	—

		17,956,914
U.S. Treasury Securities 1.6%
U.S. Treasury Bill, 0.10%, 07/09/09	2,428,000	2,427,965
U.S. Treasury Bill, 0.17%, 07/16/09 (g)	150,000	149,989

		2,577,954

Total Short Term Investments (Cost $26,498,210)		25,894,354

Total Investments 110.3% (Cost $193,091,327)		181,931,034
Return of Collateral for Securities on Loan (11.3%)		(18,561,075)
Other Assets and Liabilities, Net 1.0%		1,558,391

Total Net Assets — 100%		$164,928,350

Notes to the Investment Portfolio (Unaudited)

(a)	Restricted 144A or Section 4(2) security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to institutional buyers.

(b)	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of June 30, 2009.

(c)	All or portion of the security has been loaned.

(d)	Perpetual maturity security.

(e)	Interest rate is fixed until stated call date and variable thereafter.

(f)	Security is in default relating to principal and/or interest.

(g)	All or a portion of the security pledged as collateral for open futures contracts. Total value of securities pledged as of June 30, 2009 was $149,989.

(h)	Security fair valued in good faith in accordance with the procedures established by the Board of Directors. As of June 30, 2009, the value of fair valued securities was $1,827,409 (1.1% of net assets).

(i)	Illiquid Security: At June 30, 2009 the total value of illiquid securities was $11,846,448 (7.2% of net assets).

(j)	Rule 144A or Section 4(2) Liquid Security: The Fund has deemed this security to be liquid based on procedures approved by the Board of Directors. As of June 30, 2009, the aggregate value of 144A or Section 4(2) Liquid Securities was $18,195,025 (11.0% of net assets).

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 13

Abbreviations:

ABS – Asset-Backed Security

MBIA – Municipal Bond Investors Assurance

MBS – Mortgage-Backed Security

NIM – Net Interest Margin

REMIC – Real Estate Mortgage Investment Conduit

		Unrealized
	Contracts	Appreciation/
Futures Contracts	Long/(Short)	(Depreciation)

U.S. Treasury Note Future, 5-Year, 6.00% Expiration September 2009	14	$(358)

U.S. Treasury Note Future, 10-Year, 6.00% Expiration September 2009	(26)	(15,208)

U.S. Treasury Bond Future, 20-Year, 6.00% Expiration September 2009	(13)	(30,601)

		$(46,167)

Statement on Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements

See Note G in the Notes to the Financial Statements for further discussion regarding SFAS No. 157. The following tables summarize the Fund’s investments in securities and other financial instruments as of June 30, 2009 by valuation level.

	Assets as of June 30, 2009 by level:
	Investments in Securities
	Level 1	Level 2	Level 3	Total

Corporate Bond and Notes	$—	$66,872,144	$—	$66,872,144

Non-U.S. Government Agency ABS — Commercial	—	—	1,940	1,940

Non-U.S. Government Agency ABS — Home Equity	—	510,639	440	511,079

Non-U.S. Government Agency ABS — Other	—	9,412,718	1,745,549	11,158,267

Foreign Government Securities	—	—	79,480	79,480

U.S. Government Securities	—	41,470,353	—	41,470,353

U.S. Government Agency MBS	—	35,917,756	—	35,917,756

Securities Lending Collateral	—	17,956,914	—	17,956,914

Short-Term Securities	—	7,937,440	—	7,937,440

Preferred Stocks	25,661	—	—	25,661

Fund Total	$25,661	$180,077,964	$1,827,409	$181,931,034

	Assets as of June 30, 2009 by level:				Liabilities as of June 30, 2009 by level:
	Investments in Other Financial Instruments				Investments in Other Financial Instruments
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Futures Contracts	$—	$—	$—	$—	$(46,167)	$—	$—	$(46,167)

The accompanying notes are an integral part of the financial statements.

14 | Montgomery Street Income Securities, Inc

The following table is a reconciliation of Level 3 investments by category for which significant unobservable inputs were used to determine fair value:

						Change In
						Unrealized
	Balance At	Transfers In		Total	Balance At	Appreciation/Depreciation
	Beginning of	and/or (Out) of	Net	Realized and	End of	during the Period for
	Period	Level 3 During	Purchases/	Unrealized	Period	Level 3 Investments
	01/01/2009	the Period	(Sales)	Gain/(Loss)	06/30/2009	Held at June 30, 2009

Non-U.S. Government Agency ABS — Commercial	$3,881	$—	$—	$(1,941)	$1,940	$(1,941)

Non-U.S. Government Agency ABS — Home Equity	112,660	(112,000)	—	(220)	440	(220)

Non-U.S. Government Agency ABS — Other	2,030,653	(7,802)	(19,063)	(258,239)	1,745,549	(258,239)

Foreign Government Securities	—	47,933	—	31,547	79,480	31,547

Fund Total	$2,147,194	$(71,869)	$(19,063)	$(228,853)	$1,827,409	$(228,853)

Restricted Securities

Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933. The following table consists of restricted securities, including Rule 144A securities that have not been deemed liquid, held by the Fund at June 30, 2009.

			Value	Percent
	Acquisition		End of	of Net
	Date	Cost	Period	Assets

Bayview Commercial Asset Trust REMIC, Interest Only (2007, 2A, IO), 1.30%, 07/25/37	05/09/07	$928,659	$473,951	0.3%

Bayview Commercial Asset Trust, Interest Only (2007, 4A, IO), 1.44%, 09/25/37	08/08/07	861,703	526,624	0.3

CBA Commercial Small Balance Commercial Mortgage Trust REMIC, (2006, 2A, X1) 2.03%, 01/25/39	01/29/07	780,629	636,037	0.4

Citigroup Mortgage Loan Trust Inc. REMIC, (2007, WFH1, M11) 3.02%, 01/25/37	01/12/07	186,671	1,000	—

GE Business Loan Trust REMIC,Interest Only (2006, 1A, IO), 0.60%, 05/15/10	06/20/06	114,554	46,811	—

Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, ONW) 1.71%, 11/05/21	05/17/07	193,172	995	—

Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, PNW) 1.91%, 11/05/21	05/17/07	183,343	945	—

Nationstar NIM Trust, (2007, A, A) 9.97%, 03/25/37	04/26/07	22,008	440	—

Northgroup Preferred Capital Corp., 6.38% (callable at 100 beginning 10/15/17)	05/11/07	515,000	386,332	0.3

SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13	05/15/06	2,099,877	1,976,724	1.2

Systems 2001 Asset Trust LLC, (2001, CL, B) 7.16%, 12/15/11	05/15/06	198,664	191,964	0.1

Washington Mutual Commercial Mortgage Securities Trust REMIC, (2007, SL3, AJ) 6.31%, 03/23/45	06/25/07	886,655	218,676	0.1

		$6,970,935	$4,460,499	2.7%

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 15

Financial Statements (Unaudited)

 Statement of Assets and Liabilities as of June 30, 2009 (Unaudited)

Assets

Investments in securities, at value (a) (cost $193,091,327)	$181,931,034

Foreign currency (cost $149,503)	175,872

Receivables:
Interest	1,540,351

Variation margin	1,615,632

Other assets	59,447

Total assets	185,322,336

Liabilities

Cash overdraft	11,934

Accrued management and investment advisory fee	103,710

Accrued administrative fee	30,982

Payables:
Variation margin	1,607,233

Return of collateral for securities on loan	18,561,075

Other liabilities	79,052

Total liabilities	20,393,986

Net assets, at value	$164,928,350

Net Assets

Net assets consist of:
Paid-in capital	$202,514,097

Undistributed net investment income	2,281,220

Net unrealized depreciation on investments, futures contracts, and foreign currency related items	(11,180,091)

Accumulated net realized loss	(28,686,876)

Net assets, at value	$164,928,350

Net Asset Value per share ($164,928,350 / 10,370,243 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$15.90

(a)	Includes value of securities on loan of $18,159,305.

The accompanying notes are an integral part of the financial statements.

16 | Montgomery Street Income Securities, Inc

 Statement of Operations for the six months ended June 30, 2009 (Unaudited)

Investment Income

Income:
Interest	$4,608,260

Securities lending income	69,123

Total income	4,677,383

Expenses:
Management and investment advisory fee	196,590

Administrative fee	182,067

Directors’ fees and expenses	59,631

Legal	53,292

Audit fees	25,256

Stockholder reporting	24,807

Insurance	23,064

Stockholder services	14,218

NYSE listing fee	11,951

Custodian fees	1,542

Other	11,899

Total expenses	604,317

Net investment income	4,073,066

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized loss from investment transactions	(6,115,926)

Net realized gain from futures contracts	260,970

Net realized gain from foreign currency related items*	96,683

Net change in unrealized appreciation (depreciation) on investments	12,065,757

Net change in unrealized appreciation (depreciation) on futures contracts	(137,462)

Net change in unrealized appreciation (depreciation) on foreign currency related items**	(77,108)

Net gain on investment transactions	6,092,914

Net increase in net assets resulting from operations	$10,165,980

*	Net realized gain from forward foreign currency contracts was $140,110.

**	Net change in unrealized appreciation (depreciation) on forward foreign currency contracts was $(117,515).

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 17

 Statements of Changes in Net Assets (Unaudited)

	Six Months Ended	Year Ended
Increase (Decrease) in Net Assets	June 30, 2009	December 31, 2008

Operations:
Net investment income	$4,073,066	$9,804,782

Net realized loss on investment transactions, futures contracts and foreign currency related items	(5,758,273)	(13,594,157)

Net change in unrealized appreciation (depreciation) during the period on investment transactions, futures contracts and foreign currency related items	11,851,187	(15,787,014)

Net increase (decrease) in net assets resulting from operations	10,165,980	(19,576,389)

Distributions to stockholders from net investment income	(2,178,323)	(10,889,908)

Fund share transactions:
Reinvestment of distributions	127,539	645,479

Cost of shares repurchased	(330,523)	(652,514)

Net decrease in net assets from Fund share transactions	(202,984)	(7,035)

Increase (decrease) in net assets	7,784,673	(30,473,332)

Net assets at beginning of period	157,143,677	187,617,009

Net assets at end of period (including undistributed net investment income of $2,281,220 and $386,477, respectively)	$164,928,350	$157,143,677

Other Information

Shares outstanding at beginning of period	10,384,967	10,382,446

Shares issued to stockholders in reinvestment of distributions	9,276	44,521

Shares repurchased	(24,000)	(42,000)

Net increase/(decrease) in fund shares	(14,724)	2,521

Shares outstanding at end of period	10,370,243	10,384,967

The accompanying notes are an integral part of the financial statements.

18 | Montgomery Street Income Securities, Inc

 Financial Highlights (Unaudited)

Years ended December 31,	2009[a]		2008	2007	2006[f]	2005	2004

Selected Per Share Data

Net asset value, beginning of period	$15.13		$18.07	$18.81	$18.99	$19.62	$19.64

Income from investment operations:
Income[b]	0.45		1.07	1.18	1.03	1.14	1.18

Operating expenses[b]	(0.06)		(0.12)	(0.13)	(0.13)	(0.14)	(0.14)

Net investment income[b]	0.39		0.95	1.05	0.90	1.00	1.04

Net realized and unrealized gain (loss) on investment transactions	0.59		(2.84)	(0.67)	(0.03)	(0.49)	0.17

Total from investment operations	0.98		(1.89)	0.38	0.87	0.51	1.21

Less distributions from:
Net investment income	(0.21)		(1.05)	(1.12)	(1.05)	(1.14)	(1.23)

Net asset value, end of period	$15.90		$15.13	$18.07	$18.81	$18.99	$19.62

Per share market value, end of period	$14.45		$13.82	$16.13	$17.28	$16.91	$18.36

Closing price range on New York Stock Exchange for each share of Common Stock outstanding during the period:
High ($)	14.60		17.27	17.80	17.57	18.85	19.39

Low ($)	13.19		11.25	15.77	16.30	16.55	16.55

Total Return

Based on market value (%)[c]	6.16	[h]	(7.94)	(0.23)	8.70	(1.69)	5.82

Based on net asset value (%)[c]	6.69	[h]	(10.04)	2.68	5.37	3.31	6.86 [e]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	165		157	188	195	197	204

Ratio of expenses before expense reductions (%)	0.77	[g]	0.73	0.67	0.70	0.74	0.75

Ratio of expenses after expense reductions (%)	0.77	[g]	0.73	0.67	0.70	0.74	0.72

Ratio of net investment income (%)	5.18	[g]	5.57	5.64	4.78	5.11	5.26

Portfolio turnover rate (%)[d]	87	[h]	170	122	199	157	149

a	For the six months ended June 30, 2009.

b	Based on average shares outstanding during the period.

c	Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market price. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market price and net asset value.

d	The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates for those years that had mortgage dollar roll transactions were 349% and 376%, for the years ended December 31, 2005 and 2004, respectively. The Fund had no transactions from mortgage dollar rolls for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007 and 2006.

e	Total return would have been lower had certain expenses not been reduced.

f	The Fund changed investment adviser effective June 9, 2006.

g	Annualized.

h	Not annualized.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 19

Notes to Financial Statements (Unaudited)

A.	Significant Accounting Policies

Montgomery Street Income Securities Inc. (the “Fund”) is registered under the 1940 Act, as a closed-end, diversified management investment company.

The Fund’s financial statements are prepared, as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2009, in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the NYSE on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Fund’s Board of Directors (the “Board”). Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Forward foreign currency contracts are valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures contracts are valued based upon their quoted daily settlement prices. In the event that the settlement price is unavailable, the closing price will be used for valuation. Exchange traded derivatives are valued at last sales price as of the close of business on the primary exchange. Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Under the procedures adopted by the Board, Jackson Fund Services (“JFS” or the “Administrator”) may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Security Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investment transactions and net change in unrealized appreciation (depreciation) on investments, respectively.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation (depreciation) on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

20 | Montgomery Street Income Securities, Inc

Forward Foreign Currency Contracts. The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and change in value is recorded by the Fund as unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon delivery or receipt of the currency, realized gain or loss which is equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed is recorded. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts on the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to manage its exposure to or hedge against changes in securities prices and interest rates or as an efficient means of adjusting overall exposure to certain markets. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Illiquid Investments and Restricted Securities. Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A and Section 4(2) paper securities, which may be determined to be liquid pursuant to policies and guidelines established by the Board.

Securities Loaned. The Fund has entered into a securities lending arrangement with The Bank of New York Mellon (the “Custodian”). Under the terms of the agreement, the Fund receives a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The Custodian is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned. Cash collateral is invested in the BNY Mellon Securities Lending Overnight Fund. Prior to June 25, 2009, the Fund’s cash collateral was invested in the Mellon GSL DBT II Collateral Fund. Both the BNY Mellon Securities Lending Overnight Fund and the Mellon

Montgomery Street Income Securities, Inc. | 21

GSL DBT II Collateral Fund are pooled investment funds constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Board. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

During 2008, certain securities in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, a separate series within the Delaware business trust. The issuer of the investments comprising Mellon GSL Reinvestment Trust II entered receivership in October 2008 and the assets of the issuer were liquidated in December 2008. Based on the plan of distribution approved by the receivers, the Fund is not expected to receive any proceeds. As a result, the Fund’s investment in Mellon GSL Reinvestment Trust II is fair valued at zero.

On April 10, 2009, the assets in the Mellon GSL DBT II Collateral Fund with a maturity of greater than one day were segregated into the BNY Mellon SL DBT II Liquidating Fund, a separate series within the Delaware business trust. Each participant in the Mellon GSL DBT II Collateral Fund received units of the BNY Mellon SL DBT II Liquidating Fund based on their proportionate interest in Mellon GSL DBT II Collateral Fund as of the close of business on April 10, 2009. As assets in the BNY Mellon SL DBT II Liquidating Fund matured or were sold, the proceeds were invested in the Mellon GSL DBT II Collateral Fund and the participants’ ownership interests were transferred accordingly. On June 25, 2009, the Fund’s investment in the Mellon GSL DBT II Collateral Fund was transferred to the BNY Mellon Securities Lending Overnight Fund. Since June 25, 2009, as assets in the BNY Mellon SL DBT II Liquidating Fund mature or are sold, the proceeds are invested in the BNY Mellon Securities Lending Overnight Fund. At June 30, 2009, the value of BNY Mellon Securities Lending Overnight Fund was $1.00 per unit and BNY Mellon SL DBT II Liquidating Fund was $0.9784 per unit. Values were determined using methodologies consistent with those previously described in Security Valuation.

The Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security. The difference between the current value and the amortized cost of the Fund’s collateral investments in the Mellon GSL Reinvestment Trust II represents a loss that has been borne by the Fund. The difference between the current value and the amortized cost of the Fund’s collateral investments in the BNY Mellon SL DBT II Liquidating Fund represents a potential loss to be borne by the Fund in the event the investments do not mature at par or are otherwise disposed of at a price less than par. The impact of the change in unrealized depreciation during the period from the Fund’s investment in BNY Mellon SL DBT II Liquidating Fund is included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The amortized cost of the Fund’s investment in BNY Mellon SL DBT II Liquidating Fund and Mellon GSL Reinvestment Trust II is equivalent to the par value reported in the Investment Portfolio. The amortized cost related to investments in the BNY Mellon SL DBT II Liquidating Fund and Mellon GSL Reinvestment Trust II are liabilities of the Fund and are included in the Statement of Assets and Liabilities as return of collateral for securities on loan. The Fund is liable to the Custodian for the amortized cost of its investment in the Mellon GSL Reinvestment Trust II.

The par value and fair value of the investment in BNY Mellon Securities Lending Overnight Fund, BNY Mellon SL DBT II Liquidating Fund and Mellon GSL Reinvestment Trust II are reported under securities lending collateral in the Investment Portfolio. At June 30, 2009, the aggregate cost and fair value of securities lending collateral in BNY Mellon Securities Lending Overnight Fund, BNY Mellon SL DBT II Liquidating Fund and Mellon GSL Reinvestment Trust II was $18,561,075 and $17,956,914, respectively.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund agrees to purchase a security with a simultaneous agreement by the seller to repurchase the security back from the Fund at a specified price and date or upon demand. The Fund, through the Custodian or sub-custodian bank, receives delivery of the underlying securities as collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the collateral’s value is at least equal to the principal amount of the repurchase price plus accrued interest. The Custodian or agent bank holds the collateral in a separate account until the agreement matures. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at June 30, 2009.

U.S. Government Agencies or Government-Sponsored Enterprises. The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by,

22 | Montgomery Street Income Securities, Inc

the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with their mortgage-backed securities.

Loan Participations/Assignments. The Fund may invest in U.S. dollar denominated fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such loans in the form of participations in loans or assignments of all or a portion of loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the participation. At June 30, 2009, the Fund held no participations.

Federal Income Taxes. The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

Montgomery Street Income Securities, Inc. | 23

B.	Purchases and Sales of Securities

During the six months ended June 30, 2009, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $38,711,155 and $47,244,434, respectively. Purchases and sales of long-term U.S. government obligations aggregated $100,449,934 and $75,269,499, respectively.

C.	Fees and Agreements

Investment Advisory Agreement. The Fund and HIMCO entered into an Investment Advisory Agreement whereby the Fund pays HIMCO a quarterly fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Fund on the last business day of each calendar month of the then ended calendar quarter.

Fund Accounting and Administration Services Agreement. The Fund has entered into a Fund Accounting and Administration Services Agreement (“Administration Agreement”) with JFS. Pursuant to the Administration Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the value of the net assets of the Fund up to $100 million; 0.20% of the value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses. The Fund pays each Director a retainer fee plus specified amounts for each Board and Committee meeting attended.

D.	Federal Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing premium amortization on debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the NAV of the Fund.

At June 30, 2009, the cost of investments and the components of net unrealized depreciation are listed in the following table.

Cost of	Gross Unrealized	Gross Unrealized	Net Unrealized
Investments	Depreciation	Appreciation	Depreciation

$193,589,123	$(16,192,791)	$4,534,702	$(11,658,089)

At December 31, 2008, the Fund’s last fiscal year end, the Fund had undistributed net ordinary income of $494,560. The distributions paid of $10,889,908 for the year ended December 31, 2008, was from net ordinary income.

At December 31, 2008, the Fund’s last fiscal year end, the Fund had unused capital loss carryforwards available for federal income tax purposes which may be applied against any future realized net taxable capital gains or until the respective expiration dates occur as noted below.

Year of Expiration	Amount

2010	$781,347

2013	1,872,360

2014	3,952,947

2015	596,899

2016	12,721,218

Total	$19,924,771

The Fund had $2,414,826 of capital losses realized from November 1, 2008 through December 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s

24 | Montgomery Street Income Securities, Inc

tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns for 2006, 2007, and 2008 which remain subject to examination, by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements during the period ended June 30, 2009.

E.	Share Repurchases

The Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the six months ended June 30, 2009, the Fund purchased 24,000 shares of common stock on the open market at a total cost of $330,523. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 9.9%. During the year ended December 31, 2008, the Fund purchased 42,000 shares of common stock on the open market at a total cost of $652,514. The weighted average discount of these purchases, comparing the purchase price to the NAV on the day of purchase, was 9.1%.

F.	Market, Credit and Counterparty Risk

In the normal course of business the Fund trades and holds financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market including rates and liquidity (“market risk”) or failure of the issuer to perform (“credit risk”). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to market, credit and counterparty risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to market, credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

G.	Recent Accounting Pronouncements

SFAS No. 157 “Fair Value Measurements” — This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under SFAS No. 157 guidance. The inputs are summarized into three broad categories. Level 1 includes exchange-listed prices and broker quotes in active markets. Level 2 includes valuations determined from significant observable inputs such as vendor evaluated debt instruments, securities valued at amortized cost and modeled over-the-counter derivatives contracts. Level 3 includes valuations determined from significant unobservable inputs including certain quotes received from brokers (either directly or through a vendor) and management’s assumptions in determining the fair value of the investment.

FASB Staff Position (“FSP”) 157-4 “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly: An Amendment of SFAS No. 157” — This amendment to SFAS No. 157 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for an asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not considered orderly. The FSP also expands the summary of inputs and the Level 3 roll forward required by SFAS No. 157 to include disclosure by each major asset category. The summary of inputs and the Level 3 roll forward are included in the Notes to the Investment Portfolio.

SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities” — SFAS No. 161 requires enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk. The objectives, strategies and underlying risks for each instrument are presented in Note A in these Notes to the Financial Statements. At June 30, 2009, the Fund held open derivative investments in futures contracts whose primary underlying risk exposure is interest rate risk. As discussed previously in Note A, variation margin related to futures is reflected as Variation margin in the Statement of Assets and Liabilities. During the period ended June 30, 2009, realized gains and change in unrealized appreciation (depreciation) in forward foreign currency contracts, whose primary underlying risk exposure is foreign currency exchange rate risk, and futures contracts, whose primary underlying risk exposure is interest rate risk, is reflected separately for such investments in the Statement of Operations.

Montgomery Street Income Securities, Inc. | 25

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to BNY Mellon Shareowner Services, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310, or by calling (877) 437-3938.

26 | Montgomery Street Income Securities, Inc

Stockholder Meeting Results

The Annual Meeting of Stockholders of the Fund was held on July 9, 2009 at 3 Embarcadero Center, 7th Floor, San Francisco, California. At the meeting, the following matter was voted upon and approved by the stockholders: To elect five Directors of the Fund to hold office until the next annual meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld

Richard J. Bradshaw	8,944,350	245,941

Victor L. Hymes	9,013,562	176,729

John T. Packard	9,009,984	180,307

Wendell G. Van Auken	8,947,337	242,954

James C. Van Horne	8,946,537	243,754

Directors and Officers

DIRECTORS

RICHARD J. BRADSHAW
  Chairman

VICTOR L. HYMES

JOHN T. PACKARD

WENDELL G. VAN AUKEN

JAMES C. VAN HORNE

OFFICERS

MARK D. NERUD
  President and Chief Executive Officer

DANIEL W. KOORS
  Treasurer and Chief Financial Officer

SUSAN S. RHEE
  Secretary and Chief Legal Officer

TONI M. BUGNI
  Chief Compliance Officer

Montgomery Street Income Securities, Inc. | 27

Investment Advisory Agreement Approval

At a meeting held on April 9, 2009, the Board of the Fund, including the Directors of the Fund who were not parties to the agreement or “interested persons” of any such party as defined in the 1940 Act (the “Independent Directors”), voted to continue the Investment Advisory Agreement (the “Agreement”) with HIMCO until July 31, 2010.

In reviewing the Agreement, the Board considered, among other information, the written and oral reports and compilations provided by HIMCO, including comparative data from independent sources as to investment performance and advisory fees. The Board also considered the separate written and oral reports of Gifford Fong Associates, an independent investment consultant engaged by the Board specializing in quantitative fixed-income investment analysis, and JFS. In addition, the Board took into account information provided at previous meetings and information about HIMCO and other potential investment advisers developed in connection with the Board’s search for a new adviser in 2006.

Nature, Extent and Quality of Services. The Board examined the nature, extent, and quality of the advisory services provided and to be provided to the Fund by HIMCO. The Board considered the terms of the Agreement, the experience and qualifications of HIMCO and its personnel in managing fixed-income instruments, HIMCO’s investment strategy for the Fund, and the risk profile of the Fund’s investments. The Board also considered the experience of HIMCO in managing open- and closed-end funds, the responsiveness of HIMCO’s personnel, the extent and quality of information provided by HIMCO to the Board, HIMCO’s attention to compliance matters, and the extent of any regulatory issues relating to HIMCO or its affiliates. Further, the Board considered the stability of the HIMCO organization and turnover in its personnel, the overall commitment of HIMCO to the Fund, and the general financial condition, resources and reputation of HIMCO and its parent. The Board generally was satisfied with the nature, extent, and quality of the advisory services provided to the Fund.

Investment Performance. The Board reviewed the investment performance of HIMCO over various periods compared to the performance of relevant indices and of other similar funds. The Board also reviewed with HIMCO and Gifford Fong Associates the ways in which the investment strategies employed by HIMCO had contributed to its investment performance. The performance data showed, among other things, that for the three month and one year periods ended March 31, 2009, and from the time HIMCO started managing the Fund (July 2006) through March 31, 2009, the Fund had underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, but outperformed the average and median returns of a comparison group of closed-end investment-grade bond funds. The Board noted that the fixed income markets had continued to be quite volatile, that HIMCO was committed to improving further the performance of the Fund, and that HIMCO had still been managing the Fund for a relatively brief period.

Cost of Services. The Board examined the cost of the services provided and to be provided to the Fund by HIMCO, including expense information concerning other similar funds. The advisory fee charged by HIMCO was below that charged to other similar funds, including those managed by HIMCO, although the services provided to those other similar funds continued to include certain administration services. It was noted that, in connection with its 2006 search for a new investment adviser, the Board had solicited fee proposals from several candidates and the fee to be charged by HIMCO was among the lowest proposed. The Board concluded, based on the information provided, that the advisory fee charged by HIMCO generally was competitive.

Profits Realized. The Board considered the profits realized and to be realized by HIMCO from its relationship with the Fund and reviewed estimates prepared by HIMCO. The Board acknowledged the inherent limitations of profitability analyses, including their reliance on various allocations and assumptions. The Board recognized that HIMCO was entitled to earn a profit for the services it furnishes and concluded, based on the information provided, that the profit expected to be earned by HIMCO would not be excessive.

Economies of Scale. The Board considered the extent to which economies of scale could be realized and whether the advisory fee charged by HIMCO reflects any such economies of scale. It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially. Accordingly, the Board had negotiated with HIMCO a fixed fee rate taking into account the then current size of the Fund. In the event the size of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

Other Benefits. The Board recognized that HIMCO and its affiliates may derive other benefits from their relationship with the Fund, including the use of the Fund’s performance record in marketing other products, the inclusion of the Fund on its client list, and the aggregation of the Fund’s purchase orders with other accounts.

In addition to the foregoing factors, among others, the Board considered its ability to terminate the Agreement on sixty (60) days’ notice. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

28 | Montgomery Street Income Securities, Inc

General Information

Investment Adviser	Hartford Investment Management Company 55 Farmington Avenue Hartford, CT 06105

Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606

Transfer Agent	BNY Mellon Shareowner Services c/o MSIS Stock Transfer 480 Washington Boulevard Jersey City, NJ 07310 (Tel) 1/877/437-3938

Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258

Legal Counsel	Howard Rice Nemerovski Canady Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111

Montgomery Street Income Securities, Inc. | 29

Privacy Policy Statement

Montgomery Street Income Securities, Inc. (the “Fund”) considers the privacy of its stockholders to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. In addition, the Fund relies on the privacy and customer information protection policies and procedures of its service providers.

Personal information we collect

We do not sell any information to any third parties. However, we may collect and retain certain nonpublic personal information about you, including:

•	Information we receive from broker-dealers, investment advisers, the Fund’s transfer agent, and the Fund’s dividend reinvestment plan administrator (such as a stockholder’s name, address and tax identification number);

•	An address received from a third party when a stockholder has moved; and

•	Account balance and transaction activity.

Personal information we may disclose

We may occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Instances when we may share information include:

•	Disclosing information to a third party in order to process account transactions that you request or authorize;

•	Disclosing your name and address to companies that mail Fund related materials, such as stockholder reports and proxy materials; and

•	Disclosing information in connection with regulatory inquiries and legal proceedings, such as responding to a request for information or subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law. If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices. We restrict access to your nonpublic personal information to authorized agents, including employees of the Fund’s administrator who need to know that information to provide services to the Fund and its stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your nonpublic personal information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions about our privacy practices, please contact the Fund at the following address:

Montgomery Street Income Securities, Inc.
c/o Jackson Fund Services
225 W. Wacker Drive, Suite 1200
Chicago, IL 60606

Effective: August 31, 2007

30 | Montgomery Street Income Securities, Inc

Notes

Notes

Jackson Fund Services 225 West Wacker Drive Suite 1200 Chicago, IL 60606

MSIS
(42065 2/06)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 – January 31	0	0	n/a	n/a
February 1 – February 28	4,000	13.70	n/a	n/a
March 1 – March 31	8,000	13.45	n/a	n/a
April 1 – April 30	0	0	n/a	n/a
May 1 – May 31	12,000	13.91	n/a	n/a
June 1 – June 30	0	0	n/a	n/a
Total	24,000	13.72	n/a	n/a

(1) All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11. Controls and Procedures.

(a)

The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)

There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	August 28, 2009

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	August 28, 2009

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended